1 Becton Drive
Franklin Lakes, NJ 07417
tel:201.847.4000
fax:201.847.6692
www.bd.com


News Release                                                       [BD LOGO]

Contact:
Dean J. Paranicas / Investor and Media Relations - 201-847-7102
Gavin A. Bell / Investor Relations - 201-847-5453


             BD ANNOUNCES RECORD $1 BILLION SECOND QUARTER REVENUES

Franklin Lakes, NJ (April 24, 2002) - BD (Becton, Dickinson and Company) (NYSE:
BDX) today reported record quarterly revenues of $1.013 billion for the fiscal second quarter ended March 31, 2002, an increase of 7 percent from the same period a year ago. At constant foreign exchange rates, revenues increased 9 percent.

"Achieving quarterly revenues of over $1 billion for the first time in the Company's history marks an important milestone for us. Our continuing revenue growth is being led by safety-engineered products, prefillable drug delivery devices and BD Biosciences products," said Edward J. Ludwig, Chairman, President and Chief Executive Officer. "The results for the quarter reflect the Company's ability to deliver revenue and earnings growth in line with the commitments we have made to our shareholders."

Diluted earnings per share were 48 cents for the second quarter, or 50 cents excluding the impact of a special charge of 2 cents per share for severance and asset impairment costs associated with a previously-announced manufacturing restructuring in the BD Medical Systems segment.

Q2 Segment Results
------------------
In the BD Medical Systems segment, worldwide revenues of $530 million increased 6 percent. Included in BD Medical Systems revenues were U.S. safety-engineered product sales of $85 million, versus $58 million in the prior year's quarter. Also contributing to the growth of the segment were sales of prefillable drug delivery devices, which grew 15 percent. The overall growth rate in the segment was offset in part by reduced sales of conventional devices in the U.S. due to the transition to safety-engineered devices, and, as anticipated, by essentially flat sales in the Consumer Health Care portion of the segment, due in part to the effect of the redirection of promotional efforts in the U.S. toward branded diabetes syringe sales at the retail level.

In the BD Clinical Laboratory Solutions segment, worldwide revenues increased 7 percent to $318 million. Revenue growth of 3 percent in the Preanalytical Solutions portion of the segment was attributable primarily to U.S. safety-engineered device sales, which were $50 million, versus $38 million in the prior year's quarter. These results were partly offset by reduced sales of conventional devices due, in large part, to the transition to safety-engineered devices. The revenue growth rate of Preanalytical Solutions also was adversely impacted by a voluntary recall of specific lots of the BD Vacutainer'TM' Safety-Lok'TM' blood collection set product. Revenue growth for the year for Preanalytical Solutions is not expected to be significantly impacted by this recall.

BD Clinical Laboratory Solutions segment growth also reflected an increase of 10 percent in worldwide sales of the Diagnostic Systems portion of the segment. This growth was due in part to increased sales of its molecular diagnostic platform, BD ProbeTec ET'TM', and to strong sales of respiratory and flu diagnostic tests compared to last year's quarter. In addition, U.S. Diagnostic Systems sales benefited from an anticipated inventory stocking by distributors in advance of the installation by Diagnostic Systems of a new enterprise resource planning system.

In the BD Biosciences segment, worldwide revenues grew 7 percent to $165 million. Revenue growth was driven primarily by strong flow cytometry instrument and immunology reagent revenues, and was offset in part by continued weaker demand for certain molecular biology products, as well as by essentially flat revenues in the U.S. Discovery Labware portion of the segment.

Q2 Geographic Results
---------------------
On a geographic basis, second quarter revenues in the U.S. increased 9 percent to $551 million. Revenues outside the U.S. of $462 million grew 3 percent, which were adversely affected by the Euro, Japanese Yen and Brazilian Real. At constant foreign exchange rates, revenues outside the U.S. grew 9 percent.

Six-month Results
-----------------
For the six-month period ended March 31, 2002, reported revenues were $1.958 billion, an 8 percent increase over a year ago, or 9 percent at constant foreign exchange rates. Diluted earnings per share for the six-month period were 85 cents, or 87 cents excluding the special charge relating to the manufacturing restructuring, and reflect an approximate 5 cent benefit from the adoption of Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets." For the same period in fiscal 2001, diluted earnings per share were 70 cents, before the cumulative effect of an accounting change.

Restructuring and Divestitures
------------------------------
In connection with the manufacturing restructuring, the Company recorded a special charge of $10 million, or 2 cents per share, in the second quarter, and expects to record an additional special charge of approximately $12 million, or 4 cents per share, in the third quarter. Ongoing operating results will include other manufacturing restructuring costs to be recorded to cost of products sold, which the Company currently estimates to be one cent per share in each of the third and fourth quarters.

As previously announced, on April 8, 2002 the Company entered into a non-binding letter of intent with AorTech International plc ("AorTech") to sell the Company's Critical Care product line for approximately $52 million. Approximately one-half of the purchase price is expected to be paid over 30 months following the date of closing, and is subject to adjustments based on future sales results. For the fiscal year ended September 30, 2001 and for the six months ended March 31, 2002, the Critical Care product line generated sales of approximately $47 million and $23 million. The Company estimates that fiscal 2002 diluted earnings per share would have been impacted by less than one cent, excluding the estimated loss on potential sale discussed below, assuming this divestiture had been completed as of October 1, 2001.

The transaction is subject to the execution of a definitive purchase agreement and the approval of AorTech's Board of Directors and shareholders, as well as of the Company's Board of Directors, all of which are expected to occur in the second half of the Company's fiscal year. In connection with the occurrence of these events, the Company expects to record a substantially non-cash loss on sale, which it presently estimates could be in the range of $25 to $30 million, or approximately 6 to 7 cents per share. The Company presently expects the transaction to close prior to the end of fiscal 2002.

Additionally, the Company continues to consider the divestiture of certain non-strategic product lines with combined revenues of less than $150 million, however, it does not anticipate that a transaction will be concluded during fiscal 2002.

Fiscal 2002 Outlook
-------------------
The Company expects diluted earnings per share to be approximately $1.88 for fiscal 2002 and approximately 48 cents for the third quarter and 53 cents for the fourth quarter, excluding the special charges and loss on the potential sale of the Critical Care product line. The following table analyzes the estimated reported earnings per share for fiscal 2002:

                               ------------------------------------------------------------
                                Reported   Reported    Estimated   Estimated    Estimated
                                   Q1         Q2          Q3           Q4         FY02
-------------------------------------------------------------------------------------------
Diluted EPS before               $0.37       $0.50       $0.49       $0.54        $1.90
manufacturing restructuring
and loss on potential sale
of Critical Care product
line (A)
-------------------------------------------------------------------------------------------
Manufacturing restructuring        -           -        ($0.01)     ($0.01)      ($0.02)
costs (B)
-------------------------------------------------------------------------------------------
Diluted EPS before special       $0.37       $0.50       $0.48       $0.53        $1.88
charges and loss on
potential sale of Critical
Care product line
-------------------------------------------------------------------------------------------
Special charges                    -        ($0.02)     ($0.04)        -         ($0.06)
-------------------------------------------------------------------------------------------
Diluted EPS before loss on       $0.37       $0.48       $0.44       $0.53        $1.82
potential sale of Critical                                (C)         (C)          (C)
Care product line
-------------------------------------------------------------------------------------------

See footnotes on following page.

(A) These amounts include the previously announced favorable impact from the elimination of goodwill amortization under SFAS No. 142 of approximately $0.10 per share for the full year, or $0.025 per quarter.

(B) To be recorded to cost of products sold.

(C) Does not include estimated loss on potential sale of Critical Care product line of approximately $0.06 to $0.07 expected to be recorded in either third or fourth quarter.

BD is a medical technology company that serves healthcare institutions, life science researchers, clinical laboratories, industry and the general public. BD manufactures and sells a broad range of medical supplies, devices, laboratory equipment and diagnostic products. For the fiscal year ended September 30, 2001, BD reported total revenues of $3.8 billion.

                                       ***

This press release may contain certain forward-looking statements (as defined under Federal securities laws) regarding the Company's performance, including future revenues, products and income, or events or developments that the Company expects to occur or anticipates occurring in the future. All such statements are based upon current expectations of the Company and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. Factors that could cause actual results to vary materially from any forward-looking statement include, but are not limited to: competitive factors; pricing and market share pressures; uncertainties of litigation; the Company's ability to achieve sales and earnings forecasts, which are based on sales volume and product mix assumptions, to achieve its cost savings objectives, and to achieve anticipated synergies and other cost savings in connection with acquisitions; changes in regional, national or foreign economic conditions; increases in energy costs; fluctuations in costs and availability of raw materials and in the Company's ability to maintain favorable supplier arrangements and relationships; changes in interest or foreign currency exchange rates; delays in product introductions; and changes in health care or other governmental regulation, as well as other factors discussed in this press release and in the Company's filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements.

                                       ***

BD's news releases can be found on its website at www.bd.com or through Business Wire at www.businesswire.com. A conference call with analysts regarding this news release will be broadcast live on BD's website at 8:30 a.m. EDT Thursday, April 25, 2002. The conference call will be available for playback on BD's website or at 1-888-568-0381 through the close of business on May 2, 2002.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)


                                     Three Months Ended March 31,
                                        2002            2001           % Change
--------------------------------------------------------------------------------
REVENUES                             $1,012,971        $950,949             6.5

Cost of products sold                   523,133         486,738             7.5
Selling and administrative              247,660         241,912             2.4
Research and development                 56,314          54,497             3.3
Special charges                           9,937               -              NM
--------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                       837,044         783,147             6.9
--------------------------------------------------------------------------------

OPERATING INCOME                        175,927         167,802             4.8

Interest expense, net                    (8,839)        (15,998)          (44.7)
Other income (expense), net                 492          (3,200)             NM
--------------------------------------------------------------------------------

INCOME BEFORE
     INCOME TAXES                       167,580         148,604            12.8

Income tax provision                     38,392          34,439            11.5
--------------------------------------------------------------------------------

NET INCOME                           $  129,188        $114,165            13.2
--------------------------------------------------------------------------------

EARNINGS PER SHARE

     Basic                           $     0.50        $   0.44            13.6
     Diluted                         $     0.48        $   0.42            14.3
--------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              258,436         257,021
     Diluted                            269,709         269,172
--------------------------------------------------------------------------------

NM - Not Meaningful

See page 3 for Notes to Consolidated Income Statements.

BECTON DICKINSON AND COMPANY
CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in thousands, except per-share data)

                                           Six Months Ended March 31,
                                       2002            2001         % Change
--------------------------------------------------------------------------------
REVENUES                             $1,957,917      $1,815,367             7.9

Cost of products sold                 1,022,895         940,656             8.7
Selling and administrative              495,954         477,204             3.9
Research and development                111,551         107,224             4.0
Special charges                           9,937               -              NM
--------------------------------------------------------------------------------
TOTAL OPERATING COSTS
     AND EXPENSES                     1,640,337       1,525,084             7.6
--------------------------------------------------------------------------------

OPERATING INCOME                        317,580         290,283             9.4

Interest expense, net                   (18,410)        (34,562)          (46.7)
Other expense, net                       (1,124)         (5,259)          (78.6)
--------------------------------------------------------------------------------

INCOME BEFORE
        INCOME TAXES                    298,046         250,462            19.0

Income tax provision                     69,185          62,599            10.5
--------------------------------------------------------------------------------

INCOME BEFORE
  CUMULATIVE EFFECT OF
  CHANGE IN ACCOUNTING
  PRINCIPLE, NET OF TAX                 228,861         187,863            21.8

Cumulative effect, net of tax                 -         (36,750)             NM
--------------------------------------------------------------------------------

NET INCOME                           $  228,861      $  151,113              NM
--------------------------------------------------------------------------------

BASIC EARNINGS PER SHARE

Before Cumulative Effect             $     0.88      $     0.73            20.5
Cumulative Effect                             -           (0.14)             NM
--------------------------------------------------------------------------------

Basic Earnings Per Share             $     0.88      $     0.59              NM
--------------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE

Before Cumulative Effect             $     0.85      $     0.70            21.4
Cumulative Effect                             -           (0.14)             NM
--------------------------------------------------------------------------------

Diluted Earnings Per Share           $     0.85      $     0.56              NM
--------------------------------------------------------------------------------

AVERAGE SHARES OUTSTANDING

     Basic                              258,819         255,729
     Diluted                            270,030         267,806
--------------------------------------------------------------------------------

NM - Not Meaningful

See page 3 for Notes to Consolidated Income Statements.

BECTON DICKINSON AND COMPANY
NOTES TO CONSOLIDATED INCOME STATEMENTS
Six Months Ended March 31, 2002


Fiscal 2002 revenues included hedging costs of approximately $2.3 million for the second quarter and $3.9 million for the six months. These costs related to BD's purchased option contracts to hedge a portion of its anticipated sales from the United States to non-U.S. customers. In fiscal 2001, similar hedging costs of approximately $2.2 million for the second quarter and $8.1 million for the six months were recorded in Other Expense under previous accounting guidance. These amounts have been reclassed to revenues. Also included in revenues were gains on purchased option and forward contracts recorded in revenues in the fiscal 2002 of approximately $2.0 million for the second quarter and $3.2 million for the six months, compared with $2.0 million and $4.1 million, respectively, in fiscal 2001.


BD adopted the provisions of Securities and Exchange Commission Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements," (SAB 101) in the fourth quarter of fiscal 2001, retroactive to October 1, 2000. Prior year amounts have been restated to reflect this adoption. A complete discussion of this accounting change can be found in BD's 2001 annual report on Form 10-K.

Effective October 1, 2001, BD adopted the provisions of SFAS No. 142, "Goodwill and Other Intangible Assets," which, among other things, eliminates the requirement to amortize goodwill and certain other intangible assets. The Company currently estimates the full year impact to earnings per share to be approximately 10 cents or 2.5 cents per quarter.

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY SEGMENT AND GEOGRAPHIC AREA
(Unaudited; Amounts in thousands)


                                          Three Months Ended March 31,
                                       2002            2001         % Change
                                 -----------------------------------------------
BD MEDICAL SYSTEMS
   United States                     $  269,073      $  244,511            10.0
   International                        261,311         255,013             2.5
--------------------------------------------------------------------------------
TOTAL                                $  530,384      $  499,524             6.2
--------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   United States                     $  193,402      $  175,725            10.1
   International                        124,255         121,748             2.1
--------------------------------------------------------------------------------
TOTAL                                $  317,657      $  297,473             6.8
--------------------------------------------------------------------------------

BD BIOSCIENCES
   United States                     $   88,496      $   82,938             6.7
   International                         76,434          71,014             7.6
--------------------------------------------------------------------------------
TOTAL                                $  164,930      $  153,952             7.1
--------------------------------------------------------------------------------

TOTAL REVENUES
   United States                     $  550,971      $  503,174             9.5
   International                        462,000         447,775             3.2
--------------------------------------------------------------------------------
TOTAL                                $1,012,971      $  950,949             6.5
--------------------------------------------------------------------------------


                                           Six Months Ended March 31,
                                       2002            2001         % Change
                                 -----------------------------------------------
BD MEDICAL SYSTEMS
   United States                     $  519,975      $  470,515            10.5
   International                        513,439         489,398             4.9
--------------------------------------------------------------------------------
TOTAL                                $1,033,414      $  959,913             7.7
--------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   United States                     $  365,890      $  335,404             9.1
   International                        246,516         236,672             4.2
--------------------------------------------------------------------------------
TOTAL                                $  612,406      $  572,076             7.0
--------------------------------------------------------------------------------

BD BIOSCIENCES
   United States                     $  165,196      $  156,184             5.8
   International                        146,901         127,194            15.5
--------------------------------------------------------------------------------
TOTAL                                $  312,097      $  283,378            10.1
--------------------------------------------------------------------------------

TOTAL REVENUES
   United States                     $1,051,061      $  962,103             9.2
   International                        906,856         853,264             6.3
--------------------------------------------------------------------------------
TOTAL                                $1,957,917      $1,815,367             7.9
--------------------------------------------------------------------------------


BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended March 31,
(Unaudited; Amounts in thousands)

                                                  United States
                                 -----------------------------------------------
                                       2002            2001         % Change
                                 -----------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $173,068        $152,165            13.7
   Consumer Health Care                  74,903          72,704             3.0
   Pharmaceutical Systems                14,635          12,422            17.8
   Ophthalmic Systems                     6,467           7,220           (10.4)
--------------------------------------------------------------------------------
TOTAL                                  $269,073        $244,511            10.0
--------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $ 92,497        $ 86,489             6.9
   Diagnostic Systems                   100,905          89,236            13.1
--------------------------------------------------------------------------------
TOTAL                                  $193,402        $175,725            10.1
--------------------------------------------------------------------------------

BD BIOSCIENCES
   Immunocytometry & Reagents          $ 64,859        $ 59,365             9.3
   Discovery Labware                     23,637          23,573             0.3
--------------------------------------------------------------------------------
TOTAL                                  $ 88,496        $ 82,938             6.7
--------------------------------------------------------------------------------

TOTAL UNITED STATES                    $550,971        $503,174             9.5
--------------------------------------------------------------------------------


                                                   International
                                 -----------------------------------------------
                                       2002            2001         % Change
                                 -----------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                    $144,177        $144,421            (0.2)
   Consumer Health Care                  46,465          48,125            (3.4)
   Pharmaceutical Systems                64,301          56,359            14.1
   Ophthalmic Systems                     6,368           6,108             4.3
--------------------------------------------------------------------------------
TOTAL                                  $261,311        $255,013             2.5
--------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions             $ 61,183        $ 62,353            (1.9)
   Diagnostic Systems                    63,072          59,395             6.2
--------------------------------------------------------------------------------
TOTAL                                  $124,255        $121,748             2.1
--------------------------------------------------------------------------------

BD BIOSCIENCES
   Immunocytometry & Reagents          $ 59,637        $ 55,115             8.2
   Discovery Labware                     16,797          15,899             5.6
--------------------------------------------------------------------------------
TOTAL                                  $ 76,434        $ 71,014             7.6
--------------------------------------------------------------------------------

TOTAL INTERNATIONAL                    $462,000        $447,775             3.2
--------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Three Months Ended March 31,  (continued)
(Unaudited; Amounts in thousands)


                                                      Total
                                 -----------------------------------------------
                                       2002            2001         % Change
                                 -----------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                  $  317,245        $296,586             7.0
   Consumer Health Care                 121,368         120,829             0.4
   Pharmaceutical Systems                78,936          68,781            14.8
   Ophthalmic Systems                    12,835          13,328            (3.7)
--------------------------------------------------------------------------------
TOTAL                                $  530,384        $499,524             6.2
--------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions           $  153,680        $148,842             3.3
   Diagnostic Systems                   163,977         148,631            10.3
--------------------------------------------------------------------------------
TOTAL                                $  317,657        $297,473             6.8
--------------------------------------------------------------------------------

BD BIOSCIENCES
   Immunocytometry & Reagents        $  124,496        $114,480             8.7
   Discovery Labware                     40,434          39,472             2.4
--------------------------------------------------------------------------------
TOTAL                                $  164,930        $153,952             7.1
--------------------------------------------------------------------------------

TOTAL REVENUES                       $1,012,971        $950,949             6.5
--------------------------------------------------------------------------------


                                        FX Neutral % Growth
                                 -------------------------------
                                 International       Total
                                 --------------- ---------------
BD MEDICAL SYSTEMS
   Medical Surgical                         5.1             9.5
   Consumer Health Care                     1.7             2.5
   Pharmaceutical Systems                  19.3            19.0
   Ophthalmic Systems                       8.5            (1.8)
----------------------------------------------------------------
TOTAL                                       7.7             8.8
----------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                  2.6             5.1
   Diagnostic Systems                      12.8            13.0
----------------------------------------------------------------
TOTAL                                       7.6             9.1
----------------------------------------------------------------

BD BIOSCIENCES
   Immunocytometry & Reagents              14.7            11.9
   Discovery Labware                       13.4             5.5
----------------------------------------------------------------
TOTAL                                      14.4            10.3
----------------------------------------------------------------

TOTAL                                       8.7             9.1
----------------------------------------------------------------


BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Six Months Ended March 31,
(Unaudited; Amounts in thousands)


                                                   United States
                                 -----------------------------------------------
                                       2002            2001         % Change
                                 -----------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                  $  342,622        $292,205            17.3
   Consumer Health Care                 133,672         141,190            (5.3)
   Pharmaceutical Systems                30,918          22,692            36.3
   Ophthalmic Systems                    12,763          14,428           (11.5)
--------------------------------------------------------------------------------
TOTAL                                $  519,975        $470,515            10.5
--------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions           $  179,812        $163,069            10.3
   Diagnostic Systems                   186,078         172,335             8.0
--------------------------------------------------------------------------------
TOTAL                                $  365,890        $335,404             9.1
--------------------------------------------------------------------------------

BD BIOSCIENCES
   Immunocytometry & Reagents        $  119,294        $114,519             4.2
   Discovery Labware                     45,902          41,665            10.2
--------------------------------------------------------------------------------
TOTAL                                $  165,196        $156,184             5.8
--------------------------------------------------------------------------------

TOTAL UNITED STATES                  $1,051,061        $962,103             9.2
--------------------------------------------------------------------------------

                                                  International
                                 -----------------------------------------------
                                       2002            2001         % Change
                                 -----------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                  $  290,141        $280,333             3.5
   Consumer Health Care                  91,439          95,601            (4.4)
   Pharmaceutical Systems               119,566         102,540            16.6
   Ophthalmic Systems                    12,293          10,924            12.5
--------------------------------------------------------------------------------
TOTAL                                $  513,439        $489,398             4.9
--------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions           $  123,251        $118,709             3.8
   Diagnostic Systems                   123,265         117,963             4.5
--------------------------------------------------------------------------------
TOTAL                                $  246,516        $236,672             4.2
--------------------------------------------------------------------------------

BD BIOSCIENCES
   Immunocytometry & Reagents        $  114,328        $ 97,259            17.6
   Discovery Labware                     32,573          29,935             8.8
--------------------------------------------------------------------------------
TOTAL                                $  146,901        $127,194            15.5
--------------------------------------------------------------------------------

TOTAL INTERNATIONAL                  $  906,856        $853,264             6.3
--------------------------------------------------------------------------------

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL REVENUE INFORMATION
REVENUES BY BUSINESS SEGMENTS AND MAJOR PRODUCT GROUPS
Six Months Ended March 31,  (continued)
(Unaudited; Amounts in thousands)


                                                      Total
                                 -----------------------------------------------
                                       2002            2001         % Change
                                 -----------------------------------------------
BD MEDICAL SYSTEMS
   Medical Surgical                  $  632,763      $  572,538            10.5
   Consumer Health Care                 225,111         236,791            (4.9)
   Pharmaceutical Systems               150,484         125,232            20.2
   Ophthalmic Systems                    25,056          25,352            (1.2)
--------------------------------------------------------------------------------
TOTAL                                $1,033,414      $  959,913             7.7
--------------------------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions           $  303,063      $  281,778             7.6
   Diagnostic Systems                   309,343         290,298             6.6
--------------------------------------------------------------------------------
TOTAL                                $  612,406      $  572,076             7.0
--------------------------------------------------------------------------------

BD BIOSCIENCES
   Immunocytometry & Reagents        $  233,622      $  211,778            10.3
   Discovery Labware                     78,475          71,600             9.6
--------------------------------------------------------------------------------
TOTAL                                $  312,097      $  283,378            10.1
--------------------------------------------------------------------------------

TOTAL REVENUES                       $1,957,917      $1,815,367             7.9
--------------------------------------------------------------------------------


                                       FX Neutral % Growth
                                 -------------------------------
                                 International       Total
                                 --------------- ---------------
BD MEDICAL SYSTEMS
   Medical Surgical                         7.9            12.7
   Consumer Health Care                    (1.2)           (3.7)
   Pharmaceutical Systems                  18.6            21.8
   Ophthalmic Systems                      14.9            (0.2)
----------------------------------------------------------------
TOTAL                                       8.5             9.5
----------------------------------------------------------------

BD CLINICAL LABORATORY SOLUTIONS
   Preanalytical Solutions                  6.3             8.6
   Diagnostic Systems                       8.2             8.1
----------------------------------------------------------------
TOTAL                                       7.3             8.3
----------------------------------------------------------------

BD BIOSCIENCES
   Immunocytometry & Reagents              20.5            11.7
   Discovery Labware                       13.5            11.6
----------------------------------------------------------------
TOTAL                                      18.9            11.6
----------------------------------------------------------------

TOTAL                                       9.7             9.5
----------------------------------------------------------------


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